Exhibit 10.2

GUARANTY AGREEMENT

WHEREAS, the execution of this Guaranty Agreement is a condition to FIRST HORIZON BANK (“Lender”) making certain loans to NETREIT MODEL HOMES, INC., a Delaware corporation, formerly NETREIT MODEL HOMES, LLC (“NMH”), DUBOSE MODEL HOME INVESTORS #202 LP, a California limited partnership (“Dubose #202”), DUBOSE MODEL HOME INVESTORS #203 LP, a California limited partnership (“Dubose #203”), DUBOSE MODEL HOME INVESTORS 204, LP, a California limited partnership (“Dubose #204”), DUBOSE MODEL HOME INVESTORS #205, LP, a California limited partnership (“Dubose #205”) and DUBOSE MODEL HOME INVESTORS #206, LP, a California limited partnership (“Dubose #206”, and together with NMH, Dubose #202, Dubose #203, Dubose #204 and Dubose #205, collectively, “Borrowers” and each a “Borrower”), pursuant to that certain Loan Agreement dated as of February 26, 2016, between Borrowers and Lender as amended by that certain First Amendment to Loan Agreement dated as of March 14, 2016, Second Amendment to Loan Agreement dated as of June 29, 2016, Third Amendment to Loan Agreement dated as of April 11, 2017, Joinder and Fourth Amendment to Loan Agreement dated as of February 20, 2018, Fifth Amendment to Loan Agreement dated as of April 11, 2018, Joinder and Sixth Amendment to Loan Agreement dated as of April 11, 2019, Joinder and Seventh Amendment to Loan Agreement dated as of May 22, 2020, Eighth Amendment Loan Agreement dated as of June 26, 2020, Ninth Amendment to Loan Agreement dated as of April 11, 2021 and Tenth Amendment to Loan Agreement dated as of August 17, 2022 (such Loan Agreement as amended and as may hereafter be amended or modified from time to time, is hereinafter referred to as the “Loan Agreement”);

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, PRESIDIO PROPERTY TRUST, INC., a Maryland corporation, formerly NETREIT, INC. (the “Guarantor”), hereby irrevocably and unconditionally guarantees to Lender the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined); provided, however, that notwithstanding any provision of this Guaranty Agreement to the contrary, the obligation of the Guarantor to pay the Guaranteed Indebtedness pursuant to this Guaranty Agreement, shall be limited to an amount equal to fifteen percent (15%) of the Total Guaranteed Indebtedness (hereinafter defined). This Guaranty Agreement shall be upon the following terms:

1. The term “Guaranteed Indebtedness”, as used herein means all of the “Obligations”, as defined in the Loan Agreement. The term “Guaranteed Indebtedness” shall include any and all post-petition interest and expenses (including attorneys’ fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. As of the date of this Guaranty Agreement, the Obligations include, but are not limited to, the indebtedness evidenced by the Notes (as defined in the Loan Agreement). The term “Total Guaranteed Indebtedness”, as used herein, means an amount equal to the sum of (a) the total outstanding principal balance of the Notes at the time demand is made on Guarantor, plus (b) accrued interest on the Notes determined at the time of demand on Guarantor and adjusted through the date of actual collection, plus (c) costs of collection determined at the time of demand on Guarantor and adjusted through the date of actual collection, plus (d) any other Obligations outstanding at the time demand is made on Guarantor.

2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrowers, or any of them, may have against Lender or any other party, or which Guarantor may have against Borrowers, or any of them, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

3. If Guarantor becomes liable for any indebtedness owing by Borrowers, or any of them, to Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

4. In the event of default by any Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful currency of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against any Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Until the Guaranteed Indebtedness is paid in full and a period of ninety (90) days has passed following such payment, Guarantor waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from any Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise.

5. If acceleration of the time for payment of any amount payable by any Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

6. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of any Borrower, or the dissolution, insolvency, or bankruptcy of any Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to any Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by any Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any material change in the corporate existence, structure, or ownership of any Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, any Borrower or Guarantor.

7. Guarantor represents and warrants to Lender set forth below:

(1) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, financial condition, or operations.

(2) Guarantor has the corporate power, authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor’s rights.

(3) The execution, delivery, and performance by Guarantor of this Guaranty Agreement have been duly authorized by all requisite action on the part of Guarantor and do not and will not violate or conflict with the Organizational Documents (as defined in the Loan Agreement) of Guarantor or any law, rule, or regulation or any order, writ, injunction or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any of the revenues or assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which Guarantor or its properties is bound.

(4) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

(5) The value of the consideration received and to be received by Guarantor as a result of Borrowers and Lender entering into the Loan Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit Guarantor directly or indirectly.

(6) Guarantor represents and warrants to Lender that Guarantor is not insolvent, Guarantor’s liabilities do not exceed its assets, and Guarantor will not be rendered insolvent by the execution and performance of this Guaranty Agreement and the Loan Documents (as defined in the Loan Agreement).

8. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement, Guarantor will observe the covenants set forth below:

(1) Guarantor will deliver to Lender the financial statements of Guarantor described in the Loan Agreement at the times required by the Loan Agreement.

(2) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default as defined in the Loan Agreement of which Guarantor has knowledge.

(3) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may reasonably request.

(4) Guarantor will not dissolve or liquidate.

9. Upon the occurrence of an Event of Default Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. In addition to Lender’s right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have. The provisions of this Section 9 are limited to accounts of Guarantor maintained with Lender.

10. Guarantor hereby agrees that the Subordinated Indebtedness shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by any Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement. For purposes of this Guaranty Agreement, the term “Subordinated Indebtedness” means all indebtedness, liabilities, and obligations of Borrowers, or any of them, to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrowers, or any of them, thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

11. No amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, Borrowers and Guarantor. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

12. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on Guarantor, but on Guarantor’s successors and assigns.

13. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrowers under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in entering into the Loan Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

14. This Guaranty Agreement is executed and delivered as an incident to a lending transaction negotiated, consummated, and performable in Harris County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Any action or proceeding against Guarantor under or in connection with this Guaranty Agreement may be brought in any state or federal court in Harris County, Texas, and Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of such courts, and waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court. Guarantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified in the Loan Agreement. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against Guarantor or with respect to any of Guarantor’s property in courts in other jurisdictions. Any action or proceeding by Guarantor against Lender shall be brought only in a court located in Harris County, Texas.

15. Guarantor shall pay on demand all attorneys’ fees and all other costs and expenses incurred by Lender in connection with the preparation, administration, enforcement, or collection of this Guaranty Agreement.

16. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by any Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

17. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty Agreement. Any notices given hereunder shall be given in the manner provided by and to the addresses set forth in the Loan Agreement.

18. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrowers on a continuing basis information concerning the financial condition and assets of Borrowers and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

19. Guarantor understands and agrees that (a) Lender’s document retention policy involves the imaging of executed loan documents and the destruction of the paper originals, and (b) Guarantor waives any right that it may have to claim that the imaged copies of the Loan Documents are not originals.

20. This paragraph contains a jury waiver, arbitration clause and a class action waiver. This paragraph should be carefully read.

(1) JURY TRIAL WAIVER. AS PERMITTED BY APPLICABLE LAW, EACH OF GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) (EACH A “PARTY” AND TOGETHER THE “PARTIES”) WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BEFORE A JURY IN CONNECTION WITH ANY DISPUTE (HEREINAFTER DEFINED), AND DISPUTES SHALL BE RESOLVED BY A JUDGE SITTING WITHOUT A JURY. IF A COURT DETERMINES THAT THIS PROVISION IS NOT ENFORCEABLE FOR ANY REASON, THEN AT ANY TIME PRIOR TO TRIAL OF THE DISPUTE, BUT NOT LATER THAN THIRTY (30) DAYS AFTER ENTRY OF THE ORDER DETERMINING THIS PROVISION IS UNENFORCEABLE, EITHER PARTY SHALL BE ENTITLED TO MOVE THE COURT FOR AN ORDER COMPELLING ARBITRATION AND STAYING OR DISMISSING SUCH LITIGATION PENDING ARBITRATION (“ARBITRATION ORDER”).

(2) ARBITRATION. If a claim, dispute, or controversy arises between the parties hereto with respect to this Guaranty Agreement, related agreements, or any other agreement or business relationship between the parties hereto whether or not related to the subject matter of this Guaranty Agreement (all of the foregoing, a “Dispute”), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, either party may require that the Dispute be resolved by binding arbitration before a single arbitrator at the request of any party. By agreeing to arbitrate a Dispute, each party gives up any right such party may have to a jury trial, as well as other rights such party would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or National Arbitration Forum (“Administrator”) as selected by the initiating party. If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator. Disputes include matters (i) relating to a deposit account, application for or denial of credit, enforcement of any of the obligations either party has to the other party, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, (ii) based on or arising from an alleged tort, or (iii) involving either party’s employees, agents, affiliates, or assigns. However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court. If a third party is a party to a Dispute, each party will consent to including the third party in the arbitration proceeding for resolving the Dispute with the third party. Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if no agreement, in the city and state where lender or bank is headquartered.

After entry of an Arbitration Order, the non-moving party shall commence arbitration. The moving party shall, at its discretion, also be entitled to commence arbitration but is under no obligation to do so, and the moving party shall not in any way be adversely prejudiced by electing not to commence arbitration. The arbitrator: (i) will hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment; (ii) will render a decision and any award applying applicable law; (iii) will give effect to any limitations period in determining any Dispute or defense; (iv) shall enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable; (v) with regard to motions and the arbitration hearing, shall apply rules of evidence governing civil cases; and (vi) will apply the law of the state specified in the agreement giving rise to the Dispute. Filing of a petition for arbitration shall not prevent any party from (i) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (ii) pursuing non-judicial foreclosure, or (iii) availing itself of any self-help remedies such as setoff and repossession. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction except that, if the arbitration award exceeds $4,000,000.00, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators. To allow for such appeal, if the award (including Administrator, arbitrator, and attorney’s fees and costs) exceeds $4,000,000.00, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute. A request for de novo appeal must be filed with the arbitrator within thirty (30) days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding. On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator. Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if the Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq. This arbitration provision shall survive any termination, amendment, or expiration of this Guaranty Agreement. If the terms of this provision vary from the Administrator’s rules, this arbitration provision shall control.

(3) CLASS ACTION WAIVER. EACH PARTY WAIVES THE RIGHT TO LITIGATE IN COURT OR ARBITRATE ANY CLAIM OR DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL.

(4) RELIANCE. Each party (i) certifies that no one has represented to such party that the other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other party have been induced to enter into this Guaranty Agreement by, among other things, the mutual waivers, agreements, and certifications in this paragraph.

21. (A) AS DETAILED IN THE FOLLOWING PARAGRAPHS, UNDER THIS PROVISION, BOTH GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) EXPRESSLY WAIVE RIGHTS TO PURSUE OR RESOLVE DISPUTES BETWEEN THEM IN COURT OR IN A CLASS ACTION (REGARDLESS OF WHETHER THAT CLASS ACTION IS BROUGHT IN COURT OR IN ARBITRATION).

(B) DISPUTES, CLAIMS, OR CONTROVERSIES (HEREINAFTER “DISPUTES”) BETWEEN OR AMONG GUARANTOR AND LENDER ARISING OUT OF OR RELATED TO THIS GUARANTY AGREEMENT AND/OR ANY OTHER LOAN DOCUMENT TO WHICH GUARANTOR IS A PARTY SHALL BE RESOLVED BY BINDING ARBITRATION. DISPUTES SHALL INCLUDE ALL CLAIMS, COUNTERCLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS, INTERPLEADERS, OR CONTROVERSIES ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, ANY OTHER LOAN DOCUMENT AND/OR ANY ACTION TAKEN (OR ANY OMISSION TO TAKE ANY ACTION) IN CONNECTION WITH THE FOREGOING. DISPUTES SHALL BE SUBJECT TO BINDING ARBITRATION REGARDLESS OF THE NATURE OF THE CAUSES OF ACTION ASSERTED OR THE RELIEF OR REMEDY SOUGHT. DISPUTES HEREUNDER INCLUDE NOT ONLY DISPUTES THAT GUARANTOR AND LENDER MAY HAVE AGAINST EACH OTHER, BUT ALSO DISPUTES THAT GUARANTOR AND LENDER MAY HAVE AGAINST EACH OTHER’S AFFILIATES, PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES.

(C) GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) AGREE THAT ARBITRATION REPLACES THE RIGHT TO GO TO COURT, AND THUS THE PARTIES WAIVE ANY RIGHT TO HAVE DISPUTES TRIED BEFORE A JUDGE OR A JURY.

(D) GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) ALSO AGREE THAT NEITHER PARTY WILL BE ABLE TO PURSUE DISPUTES AS A CLASS ACTION OR OTHER REPRESENTATIVE ACTION (SUCH AS AN ACTION IN THE FORM OF A PRIVATE ATTORNEY GENERAL) IN COURT OR IN ARBITRATION, AND THE PARTIES WAIVE THE RIGHT TO DO SO. IF THE PRECEDING SENTENCE IS HELD TO BE INVALID BY A COURT OF LAW, THEN ANY CLASS OR REPRESENTATIVE ACTION WILL NOT BE RESOLVED THROUGH ARBITRATION AND WILL BE RESOLVED IN COURT.

(E) Because this arbitration provision is made pursuant to transactions involving interstate commerce, the parties acknowledge and agree that it shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1, et seq., as the same may be amended from time to time.

(F) The party pursuing Disputes in arbitration must pursue the Disputes before the American Arbitration Association (“AAA”) under the AAA Commercial Finance rules (the “Commercial Finance Rules”). The Commercial Finance Rules and related forms may be obtained from and Disputes may be filed at American Arbitration Association, 335 Madison Avenue, Floor 10, New York, NY 10017-4605, 800-778-7879, www.adr.org. Any arbitration hearing shall be held at a place chosen by the arbitrator(s) or AAA within the federal district in which Guarantor’s principal place of business is located, or at some other place to which Lender and Guarantor agree in writing. Judgment upon any arbitration award may be entered in any court having jurisdiction.

(G) In arbitration, resolution of Disputes shall be based solely upon the law of the State of Texas and, where applicable, the United States of America. The arbitrator or arbitrators may not add to, modify, invalidate, or ignore any provision of this agreement or the controlling law. Defenses based on statutes of limitation, estoppel, waiver, laches and similar doctrines, that would otherwise be applicable to an action brought by a party, shall be applicable in any such arbitration proceeding. In the event of any conflict between the Commercial Finance Rules and this arbitration provision, the terms of this arbitration provision control.

(H) This arbitration provision shall survive termination of this Guaranty Agreement. If any portion of this provision is deemed invalid or unenforceable, the remaining portions shall nevertheless remain in force.

22. IN THE EVENT THAT THE FOREGOING BINDING ARBITRATION PROVISION IS DEEMED UNENFORCEABLE, AND THUS LENDER AND GUARANTOR ARE REQUIRED TO LITIGATE IN COURT, LENDER (BY ITS ACCEPTANCE HEREOF) AND GUARANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES, WHETHER ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT BY EITHER PARTY AGAINST THE OTHER.

23. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER. THIS GUARANTY AGREEMENT MAY NOT BE AMENDED EXCEPT IN WRITING BY GUARANTOR AND LENDER.

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EXECUTED as of August 17, 2022.

GUARANTOR:

PRESIDIO PROPERTY TRUST, INC.

By:
Name:
Title:

[Signature Page to Guaranty Agreement – Tenth Amendment]